Exhibit 99.2

Carphone Warehouse Group plc Interim Results 5th Nov 2010

Agenda H1 Highlights Best Buy Europe: CPW Europe Wireless World Strategy Best Buy UK On-line launch Best Buy Mobile Virgin Mobile Financials Charles Dunstone Roger Taylor / Andrew Harrison / Andrew Brem Roger Taylor Nigel Langstaff

Charles Dunstone, Chairman Highlights

A successful start to the year.... Highlights: - CPW Europe: H1 LFL 2.4% and 56% uplift in H1 EBIT to £44m - Significant out-performance at Best Buy Mobile, with H1 profit share of £43m and full year guidance raised to £85-95m - Additional investment planned in Best Buy UK, with full year EBIT loss now anticipated at £50-55m - Virgin: strong generation of profit and cash - Intending to move to regular dividend policy, targeting a final dividend for 2010-11 to be paid in August 2011

Roger Taylor, CEO Best Buy Europe

Carphone Warehouse Group plc + Virgin Mobile France 47.1% Freehold and Cash 100% Best Buy Europe 50% + ‘Big Box’ = + + (JV with Best Buy Inc)

Smartphones as % of CPW postpay business >70% of UK postpay sales now from smartphones CPW Europe has grown its market share in smartphones in 2010 Smartphone Mix 0% 10% 20% 30% 40% 50% 60% 70% 80% Q4 08/09 Q1 09/10 Q2 09/10 Q3 09/10 Q4 09/10 Q1 10/11 Q2 10/11 % of sales UK Europe Group

The home of smartphones

.....becoming the Smart home for the “Connected World”

“Our pay as you go Christmas range from 99p” “Smartphone SALE from £59.95” 2009 price range: £9.95 - £19.95 2010 price range: £0.99 - £4.95 £59.95 £99.95 £89.95 £99.95 £149.95 £149.95 £0.99 £3.95 £4.95 £4.95 Traditional Prepay New Smart Prepay

CPW across Europe Market Footfall from March 08 % Smartphone (postpay) Q2 10/11 -5.3% 75% -14.9% 61% -22.7% 31% -28.9% 43% -1.3% 59% -5.7% 64% -17.7% 21% -16.9% 42% -22.6% 15% Network commercials Remove sales commission European Wide ‘Go To Market’ Roll out of ‘Wireless Stores’ (by 31 March 2011): UK 72 Spain 15 Ireland 1 France 8 Holland 6 Germany 5 Operational Developments in Progress across Europe

Developed Strategy for ‘Wireless World’ Stores

Andrew Harrison, COO, Best Buy Europe ‘Wireless World’ Strategy

The Connected World

Hardware Connections Content Services Accessories Smartphones Netbooks Laptops Tablet/slate HACCS at the centre of our strategy

Our journey to a connected world

Media Tablets are likely to sell more volume than netbooks in 2011 The market forecast from Gartner for 2011 now stands at 55m units worldwide (vs. 38m netbooks) rising to 154m units in 2013 and 208 million in 2014 55m units would equate to 44% more volume than netbooks but less than 20% of the Smartphone market. Growth of netbooks, media tablets and smartphones 0 50 100 150 200 250 300 350 400 450 2009 2010 2011 2012 2013 Year Units (m) Netbooks Media tablets Smartphones

Coming to life across our business: Wireless Store Format 3.0

Successfully launched across Europe: ‘Wireless World’ in Spain and Germany

Bringing the best of CPW and Best Buy together Mobile-On the Go In the Home

A Proven Format Cost of a refit c.£0.1m Payback 1-2 yrs Footfall up c.15-20% Trading margin up +20% The Wireless format has delivered growth in all core categories

Plan to transform the estate Number of ‘wireless world’ stores today 43 UK 14 Spain 1 Germany 100 target by March 2011 A further 300 across UK and Europe FY 2011/12 (taking the total to c.400 by March 2012) Exporting the best of the ‘Wireless World’ to even the smallest stores Key growth driver

CPW Europe: H1 Highlights Smartphones driving postpaid segment UK driving LFL performance New store strategy developed and launched ‘Connected World’ gathering pace Reiterating guidance of 15-20% EBIT growth

Best Buy UK ‘Big Box’

Best Buy UK ‘Big Box’ 6 stores now open (selling area sq ft shown) Thurrock 44,000sq ft, Southampton 29,000 sq ft, West Midlands 33,000 sq ft, Liverpool 36,000 sq ft, Croydon 26,000 sq ft, Derby 30,000 sq ft

Best Buy UK : Technology store centred around the Connected World Focus on customers: service and experience Performance to date encouraging Brand awareness key to success

Brand awareness is key Spontaneous Awareness - In catchment 0 0.2 0.4 0.6 0.8 1 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Best Buy

Knowledge of what Best Buy sells is improving month on month In store perception is very positive % of those aware of Best Buy who know what we sell 41% 42% 61% 68% 83% April May June July August Verbatim comments in store 95% 5% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Positive comments Negative comments

Online has launched: Best Buy is now an established retailer with national reach Online share of electricals market was 24% in 2009 (online spend £5.5bn, market size £22.7bn) Forecast to grow to 38% by 2014 (online spend £9bn, market size £23.5bn) Source: Verdict, datamonitor group Electricals market size 2004-2014 - 5 10 15 20 25 2009 2010e 2011e 2012e 2013e 2014e £'bn Online Non Online

Andrew Brem, Multichannel Director Online Launch

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Video guided selling

Best Buy UK ‘Big Box’: H1 Higlights Successful launch Customer experience excellent Brand awareness now c.15% in catchment areas On-line launched Focus on ‘Connected World’ and technology in store Further investment in proposition and brand in 2010/11

Best Buy Mobile

Strong Performance: full year guidance raised to £85-£95m Connections volumes - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Q1 Q2 Q3 Q4 000 s 2008-09 2009-10 2010-11

Best Buy Mobile Store-Within-A-Store (SWAS) In all Best Buy stores (1,093) Average space: 1,100 sq ft Primarily located in front of store Current

Approximate 25% increase to SWAS square footage: BBY Mobile SWAS expansion Format of ~ 175 SWAS locations by Thanksgiving Expanded accessory & prepay space Showcasing smartphones & 7 inch tablets

Best Buy Mobile Standalone Stores (SAS)

- Store count
  - End of FY10: 77
  - End of fiscal 2nd quarter: 120
  - As of Thanksgiving: ~160
  - End of FY11: ~175
  - Further significant store growth
- Average store size of: ~1,500 sq ft
- Learning small box capability in the US
- Introducing the tablet (Samsung Galaxy, Huawei S7) and other 'Connected World' products


BEST BUY
mobile





Best Buy Europe | Virgin mobile | Best Buy mobile | The Phone House | Geek Squad | The Carphone Warehouse

Best Buy Mobile Multichannel Capabilities BestBuy.com/Mobile Fully transactional site Recently rolled out “Instant Ship” BestBuyMobile.com Branded as Best Buy Mobile Magazine Content is sourced by Best Buy Mobile employees Features include news and reviews, blogs, mobile phone ‘Tips and Tricks’ videos Call Centre Staffed by employees who receive the same training given to all Best Buy Mobile store employees Available to any customer with a mobile phone question – whether they purchased a phone at Best Buy or not

Marketing Investments helping unaided awareness DEC 2009 43% MAR 2010 46% JULY 2010 51% SEPT 2010 59% Gen Pop BBYM Unaided Awareness

Tapping Best Buy Brand Assets Starting in November, the 50m circ weekly insert will feature a special mobile call out...alerting core customers that the brand has the latest & greatest phones & plans This holiday, the 4m packages that BBY.com ships will include a simple flyer inviting customers to consider BBY for their next phone - leveraging recent experience on the BBY.com/mobile site

BBM Draw Rate by Mobile Handset Category Definition: Draw rate is % of mobile phone purchasers who visited BBYM before making a purchase

‘Free Phone Friday’ Establish price leadership position heading into Thanksgiving by promoting smartphones on all major networks that have never been free in the US.

Best Buy Mobile US: H1 highlights Continued strong growth Further investment in SWAS and SAS Customer experience and retail execution very strong Significant uplift in H1 profit share Increasing guidance for the full year

Virgin Mobile France

Virgin Mobile France.....a game of two halves H1: Continued revenue growth Strong cashflow Profit generation Tele2 integration Customer service focus Virgin quarterly revenue - 10 20 30 40 50 60 70 80 90 100 FY10 Q1 FY10 Q2 FY10 Q3 FY10 Q4 FY11 Q1 FY11 Q2 Revenue (€ m) Organic Tele2

Virgin Mobile France.....a game of two halves H2, renewed focus on customer growth: Customer recruitment Focus on ARPU Strong product range

Nigel Langstaff, CFO Financial update and 2011 guidance

Best Buy Europe financials - EBIT Best Buy Europe EBIT £’m H1 2010-11 H1 2009-10 YoY Revenue 1,668 1,674 -0.4% Gross margin 484 481 GM % 29.0% 28.7% 30bp Opex (424) (413) Best Buy Mobile US 43 11 EBITDA 103 79 31% D&A (45) (47) EBIT 58 32 81% EBIT % 3.5% 1.9% 160bp

Best Buy Europe financials - PAT Best Buy Europe PAT £’m H1 2010-11 H1 2009-10 YoY CPW Europe 44 28 56% Best Buy Mobile US 43 11 299% Best Buy UK (29) (7) EBIT 58 32 81% Interest (7) (6) Tax (13) 3 PAT 38 29 29%

Best Buy Europe financials - cash flow Best Buy Europe cash flow £’m H1 2010-11 H1 2009-10 EBITDA pre Best Buy UK 129 86 Working capital (80) (91) Capex (26) (26) OFCF pre Best Buy UK 23 (31) Best Buy UK (41) (16) Other (18) (35) Net funds (debt) b/f 57 (47) Net funds (debt) c/f 21 (129)

Virgin Mobile France financials - PAT Virgin Mobile France PAT £’m H1 2010-11 H1 2009-10 YoY Revenue 158 88 79% EBITDA 22 (17) D&A (2) (2) EBIT 20 (19) EBIT % 12.6% -21.0% Interest (1) (0) Tax (5) 5 PAT 13 (14)

Virgin Mobile France financials - cash flow Virgin Mobile France cash flow £’m H1 2010-11 H1 2009-10 EBITDA 22 (17) Working capital 11 (3) Capex (4) (1) OFCF 29 (21) Other 8 1 Net debt b/f (88) (29) Net debt c/f (51) (49) Funds ex-shareholder loans 29 -

Group financials - EPS CPW plc financials - EPS £’m H1 2010-11 H1 2009-10 Revenue 3 3 Opex (4) (3) Best Buy Europe 19 15 Virgin Mobile France 6 (7) Interest and tax 1 (1) PAT 25 7 EPS (pence) 5.5 1.5 267%

Group financials - net funds CPW plc financials - net funds £’m H1 2010-11 H1 2009-10 Net funds b/f 100 n/a VMF loan repayments 11 n/a Other 3 n/a Net funds c/f 114 n/a VMG loans receivable 39 Net funds inc. loans 153

Dividend strategy Expecting to commence regular dividend policy in 2011 - Final dividend in August 2011, subject to shareholder approval - Funded initially by Virgin Mobile France loan repayments and reduced commitments to Best Buy Europe - Minimum 3 x cover Regular dividends may be supplemented by one-off returns - For material changes in funding or asset disposals

Update on financial guidance - CPW Europe CPW Europe 2010-11 2009-10 April guidance Update Actual (£’m) (£’m) EBIT 131 to 137 Maintained 114 CPW Europe 2010-11 April guidance H1 performance Full year expectation Space Up 0 to 1% In line As April LFL revenue Up 0 to 3% Up 2.4% As April Connections Down 0 to 5% Down 2.3% As April GM% Strengthen YoY On track As April Opex Annualised cost savings On track As April German SP Revenue decline €100m Revenue down €60m As April to €150m

Update on financial guidance - Best Buy Mobile US Best Buy Mobile US 2010-11 2009-10 April guidance Update Actual (£’m) (£’m) Profit share 53 to 55 85 to 95 46 Best Buy Mobile US 2010-11 April guidance H1 performance Full year expectation Connections Up 15 to 20% Up 25.7% Similar trend

Update on financial guidance - Best Buy UK Best Buy UK 2010-11 2009-10 April guidance Update Actual (£’m) (£’m) EBIT (40) to (45) (50) to (55) (21) OFCF (70) to (80) Maintained (44)

Update on financial guidance - Virgin Mobile France Virgin Mobile France 2010-11 2009-10 April guidance Update Actual EBIT €19m to €24m Maintained Loss €25m Virgin Mobile France 2010-11 April guidance H1 performance Full year expectation Revenue €385m to €400m On track As April EBIT margin 5% to 6% 12.6% As April Net adds Up 100,000 to 150,000 Down 33,000 Up 50,000 to 100,000 Capex c.€10m On track As April

Update on financial guidance - EPS Earnings 2010-11 April guidance Update (£m) Best Buy Europe - CPW Europe 131 to 137 On track - Best Buy Mobile US 53 to 55 85 to 95 - Best Buy UK (40) to (45) (50) to (55) - Interest (16) On track - Tax 24% to 25% c.26% Virgin Mobile France €19m to €24m Maintained EPS 11.5p to 11.9p 13.5p to 14p

Update on reporting timetable Q3 trading 18 January 2011 Q4 trading 5 May 2011 Prelims and strategy day 8 June 2011

Q&A